                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the combined financial statements of Connecticut Performing Arts, Inc. and Connecticut Performing Arts Partners dated March 21, 1997 included in this Form 8-K, into SFX Broadcasting, Inc.'s previously filed Registration Statements on Form S-8 (Nos. 333-41997, 333-26611 and 333-37519) and S-3 (Nos. 333-15469, 333-21127, 333-06793, 333-16995 and 333-29825).


                                             ARTHUR ANDERSEN LLP

				             /s/ Arthur Andersen LLP

Hartford, Connecticut
December 22, 1997

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report on the combined financial statements of Deer Creek Partners, L.P. and Murat Centre, L.P. dated September 29, 1997 included in this Form 8-K, into SFX Broadcasting, Inc.'s previously filed Registration Statements on Form S-8 (Nos. 333-41997, 333-26611 and 333-37519) and S-3 (Nos. 333-15469, 333-21127,
333-06793, 333-16995 and 333-29825).


                                             /s/ Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
December 19, 1997.

  		  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports on the consolidated financial statements of PACE Entertainment Corporation and subsidiaries dated December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 22, 1997) and Pavilion Partners dated December 15, 1997 (except with respect to the matters discussed in Note 11, as to which the date is December 22, 1997), included in this Form 8-K, into SFX Broadcasting, Inc.'s previously filed Registration Statements on Form S-8 (Nos. 333-41997, 333-26611 and 333-37519) and S-3 (Nos. 333-15469, 333-21127, 333-16995 and 333-29825).


                                             ARTHUR ANDERSEN LLP

					     /s/ Arthur Andersen LLP

Houston, Texas
December 22, 1997